================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 19, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

             TEXAS                                     74-1611874
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

   15835 Park Ten Place Drive                             77084
          Houston, Texas                               (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

EXHIBIT 99.1      PRESS RELEASE DATED MAY 19, 2004

EXHIBIT 99.2      CONTRACT STATUS SUMMARY AT MAY 19, 2004


ITEM 5.

     On May 19, 2004, the Company announced that Conoco Phillips Indonesia Ltd. ("COPI") has given a commitment to utilize the ATWOOD BEACON for a drilling program offshore Indonesia which includes the drilling of three firm wells plus options for four additional wells. The three firm wells have a combined expected duration of ninety days, with the option wells, if exercised, having an expected duration of thirty days each. This commitment provides for a dayrate of $90,000 for the three firm wells, a dayrate of $82,400 for any option wells drilled, and a payment of a $800,000 mobilization fee. The COPI work will commence immediately upon the rig completing its current contract in Malaysia which is estimated to be in late May or early June 2004. Execution of a formalized contract with COPI is pending final Indonesian governmental approval which is expected to occur before the end of May 2004.



ITEM 9.    REGULATION FD DISCLOSURE

     As planned, the VICKSBURG's contract with ExxonMobil Exploration & Production of Malaysia Inc. ("EMEPMI") has now been suspended and the rig has been moved to Thailand where it has commenced its drilling program for Chevron Offshore (Thailand) Limited. This program is expected to take approximately five months to complete, at which time, the rig will be moved back to Malaysia whereby EMEPMI will reinstate the rig's contract, as previously reported, with its remaining five months term plus a one year extension.

     We previously reported that EMEPMI had given written notice that they will terminate the current contract for the SEAHAWK upon completion of work in progress at June 29, 2004. They have now amended this notice of contract termination to state that the contract will terminate upon completion of work in progress at October 1, 2004.

     Additional information with respect to the Company's Contract Status Summary at May 19, 2004 is attached hereto as Exhibit 99.2 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        ATWOOD OCEANICS, INC.
                                                        (Registrant)



                                                        /s/ James M. Holland
                                                        James M. Holland
                                                        Senior Vice President

                                                        DATE: May 19, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION
----------                   -----------

99.1     Press Release dated May 19, 2004

99.2     Contract Status Summary at May 19, 2004

                                                                    EXHIBIT 99.1
Houston, Texas
19 May 2004

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced today that Conoco Phillips Indonesia Ltd. ("COPI") has given a commitment to utilize the ATWOOD BEACON a drilling program offshore Indonesia which includes the drilling of three firm wells plus options for four additional wells. The three firm wells have a combined expected duration of ninety days, with the option wells, if exercised, having an expected duration of thirty days each. This commitment provides for a dayrate of $90,000 for the three firm wells, a dayrate of $82,400 for any option wells drilled, and a payment of a $800,000 mobilization fee. The COPI work will commence immediately upon the rig completing its current contract in Malaysia which is estimated to be in June 2004. Execution of a formalized contract with COPI is pending final Indonesian governmental approval which is expected to occur before the end of May 2004.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



                                                        Contact:  Jim Holland
                                                                (281) 749-7804

                                                             EXHIBIT 99.2
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                            AT MAY 19, 2004


NAME OF RIG               LOCATION           CUSTOMER                   CONTRACT STATUS
-----------               --------           --------                   ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig is currently finalizing operations on the last
                                             CO. LTD. ("JED")           well of its two well contract with JED.  Immediately
                                                                        upon completing the JED contract, the rig will be
                                                                        moved to China to drill one well for Husky Oil China
                                                                        Ltd.  Additional work is currently being pursued in
                                                                        Southeast Asia to follow the Husky well.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     BHP has recently exercised two of its three original
                                             PTY. LTD. ("BHP")          options.  In this connection Apache has also exercised
                                                                        their one option well involving the rig.  With the
                                                                        options that have now been exercised, the rig has
                                                                        three remaining firm wells after the current well, and
                                                                        one outstanding option.  The drilling of the current
                                                                        four firm wells should take approximately 100 days to
                                                                        complete.


SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on October 1, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004 the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which includes the drilling of two firm wells
                                                                        plus options to drill an additional four wells.
                                                                        Drilling of the two firm wells is expected to take 45
                                                                        to 60 days to complete and if all option wells are
                                                                        drilled, the drilling program could extend too around
                                                                        150 to 180 days.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 THAILAND          CHEVRON OFFSHORE            In May 2004 the rig's contract with ExxonMobil
                                            (THAILAND) LIMITED          Exploration & Production Malaysia Inc. ("EMEPMI") was
                                            ("CHEVRON")                 suspended and the rig moved to Thailand to commence a
                                                                        drilling program for Chevron.  This program is
                                                                        expected to take approximately five months to
                                                                        complete, at which time, the rig will be moved back to
                                                                        Malaysia whereby EMEPMI will reinstate the rig's
                                                                        contract.  The EMEPMI drilling commitment will include
                                                                        the estimated five months suspension period plus an
                                                                        extension of twelve months, for a total of seventeen
                                                                        months commencing in October 2004. Once EMEPMI
                                                                        recommences its contract it will retain its right to
                                                                        terminate the contract by providing 120 days notice.

ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      Upon the rig completing its current contract with
                                            BHD. ("PETRONAS")           Petronas (estimated late May or early June 2004), it
                                                                        will be moved to Indonesia to commence a drilling
                                                                        program for Conoco Phillips Indonesia Ltd. which
                                                                        includes the drilling of three firm wells plus options
                                                                        to drill four additional wells.  The drilling of the
                                                                        three firm wells is expected to take around 90 days to
                                                                        complete, with any option wells drilled expected to
                                                                        take 30 days to complete.
SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      BOIS D'ARC OFFSHORE LTD.   In late March 2004, the rig commenced a drilling
                          GULF OF MEXICO     ("BOIS")                   program for Bois which is expected to take
                                                                        approximately 90 days to complete.  Immediately upon
                                                                        completion of the Bois contract, the rig will commence
                                                                        a drilling program for Helis Oil & Gas Company, L.L.C.
                                                                        which includes the drilling of four firm wells plus
                                                                        options to drill four additional wells.  The drilling
                                                                        of the four firm wells is expected to take around 120
                                                                        to 150 days to complete and if all four option wells
                                                                        are drilled, the contract could extend to around 240
                                                                        to 300 days.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.
